UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2017

BURLINGTON STORES, INC.

(Exact Name of Registrant As Specified In Charter)

Delaware	001-36107	80-0895227
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2006 Route 130 North

Burlington, New Jersey 08016

(Address of Principal Executive Offices, including Zip Code)

(609) 387-7800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 17, 2017, Burlington Coat Factory Warehouse Corporation (the “Company”), an indirect wholly-owned subsidiary of Burlington Stores, Inc., entered into Amendment No. 6 (the “Amendment”) to the Credit Agreement dated as of February 24, 2011 (as amended by that certain Amendment No. 1 dated as of May 16, 2012, as further amended by that certain Amendment No. 2 dated as of  February 15, 2013, as further amended by that certain Amendment No. 3 dated as of May 17, 2013,  as further amended by that certain Amendment No. 4 dated as of August 13, 2014, and as further amended by that certain Amendment No. 5 dated as of  July 29, 2016, the “Term Loan Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent, and the lenders and facility guarantors party thereto.  JPMorgan Chase Bank, N.A., Goldman Sachs Lending Partners LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wells Fargo Securities LLC acted as joint lead arrangers and joint bookrunners for the Amendment.

The parties entered into the Amendment in order to, among other things, reduce the interest rate margins applicable to the Company’s term loan facility from 1.75% to 1.50%, in the case of prime rate loans, and from 2.75% to 2.50%, in the case of LIBOR loans, with the LIBOR floor continuing to be 0.75%. The Amendment also extended the maturity date from August 13, 2021 to November 17, 2024. The Amendment was accomplished by replacing the outstanding $1,117 million principal amount of term B-4 loans (the “Term B-4 Loans”) with a like aggregate principal amount of term B-5 loans (the “Term B-5 Loans”).

The foregoing description of the Amendment is qualified in its entirety by reference to such document, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

Item 2.02.	Results of Operations and Financial Condition.

On November 21, 2017, Burlington Stores, Inc. issued a press release announcing its operating results for the fiscal quarter ended October 28, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information contained in this Item 2.02, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 with respect to the Amendment is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Amendment No. 6, dated as of November 17, 2017, to the Credit Agreement dated as of February 24, 2011, by and among Burlington Coat Factory Warehouse Corporation, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders and facility guarantors party thereto.

99.1	Press Release dated November 21, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON STORES, INC.

/s/ Robert L. LaPenta, Jr.
Robert L. LaPenta, Jr. Vice President and Treasurer

Date: November 21, 2017